LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED JULY 24, 2020

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2020, OF

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO (THE “FUND”)

1)	The following sentence is added to the end of the section titled “Management – Portfolio managers” in the summary section of the Fund’s Summary Prospectus and Statutory Prospectus:

It is anticipated that Scott Glasser will step down as a member of the fund’s portfolio management team effective on or about June 30, 2021. At that time, Mr. Glasser will transition from his current role as Co-Chief Investment Officer of ClearBridge to become sole Chief Investment Officer of ClearBridge.

2)

The following sentence is added to the column titled “Title and Recent Biography” for Scott Glasser in the table in the section of each Fund’s Statutory Prospectus titled “More on fund management – Portfolio managers”:

It is anticipated that Mr. Glasser will step down as a member of the fund’s portfolio management team effective on or about June 30, 2021. At that time, Mr. Glasser will transition from his current role as Co-Chief Investment Officer of ClearBridge to become sole Chief Investment Officer of ClearBridge.

3)

The following footnote will be added to all references to Scott Glasser with respect to the Fund in the section of the Fund’s SAI titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Portfolio Managers : – Portfolio Manager Securities Ownership”

*   It is anticipated that Mr. Glasser will step down as a member of the fund’s portfolio management team effective on or about June 30, 2021. At that time, Mr. Glasser will transition from his current role as Co-Chief Investment Officer of ClearBridge to become sole Chief Investment Officer of ClearBridge.

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